Exhibit 10.4
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                               INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT is entered into this 1st day of March 2003 by and between Oakridge Resources, Inc., a Utah corporation ("ORI"), and Mountain Oil, Inc., a Utah corporation ("MOLI").

                                    RECITALS

         WHEREAS, MOLI and ORI are parties to the Agreement and Plan of Reorganization with Dental Cooperative, Inc. ("CO-OP") dated November ____, 2003 (the "Reorganization Agreement") pursuant to which MOLI will acquire CO-OP as a wholly owned subsidiary, and will spin off ORI to be a separately owned company;

         WHEREAS, ORI is now a wholly owned subsidiary of MOLI, and holds all of the operating assets of MOLI and its subsidiaries;

         WHEREAS, a negotiated element of the Reorganization Agreement, requires MOLI to divest itself of ORI so that at the time the acquisition of CO-OP is completed MOLI holds none of its traditional operating assets or liabilities, and such divestiture will be accomplished by distributing all of the common stock of ORI held by MOLI to the stockholders of MOLI on a pro rata basis;

         WHEREAS, MOLI has determined that it and its stockholders will benefit from the acquisition of CO-OP, and as an inducement to CO-OP to enter into the Agreement and effectuate the transactions contemplated thereby, MOLI agreed to cause ORI to indemnify MOLI against all loss, cost, or damage arising from the past or future ownership or operation of the MOLI assets now held by ORI, as well as the MOLI liabilities purportedly assumed by ORI;

         NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Indemnification. ORI agrees to indemnify and hold MOLI harmless, together with its affiliates and their respective officers, directors, employees, agents and controlling persons (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with the ownership or operation of any of the assets or business of ORI prior to or subsequent to the date hereof, including but not limited to (a) the obligations arising from any liability assumed from MOLI or related to the former business of MOLI, and (b) governmental assessments, taxes or claims arising in connection with the former business of MOLI now to be conducted by ORI. This indemnity obligation extends to any claim, litigation, investigation, or proceedings relating to the foregoing ("Proceedings") regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any legal or other expenses as they are incurred in connection with investigating or defending any of the foregoing.

         2. Indemnification Procedures. Promptly after receipt by an Indemnified Person of notice of commencement of any Proceedings, such Indemnified Person will, if a claim for indemnity in respect thereof is to be made against ORI, notify ORI in writing of the commencement thereof; provided that the omission so to notify ORI will not relieve it from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure. In case any such Proceedings are brought against any Indemnified Person and it notifies ORI of the commencement thereof, ORI will be entitled to participate therein.

         3. Representations and Warranties of ORI. ORI makes the representations and warranties to MOLI contained in this Section 3 as of the date of this Agreement with the intent that MOLI and CO-OP rely on such representations and warranties in entering into this Agreement.

         (a)  Organization.   ORI  is  a  corporation  duly  organized,  validly
existing, and in good standing under the laws of the jurisdiction of its incorporation.

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         (b)  Authorization.  ORI has full power and authority  (including  full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of ORI, enforceable in accordance with its terms and conditions.

         (c) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) to the Knowledge(1) of any director or officer of ORI, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which ORI is subject or (ii) violate any provision of the charter, bylaws, or other governing documents of ORI or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which ORI is a party or by which it is bound or to which any of its assets is subject. To the Knowledge of any of its directors or officers, ORI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for it to enter into this Agreement and perform its obligations hereunder.

         (d) Legal Compliance. To the knowledge of ORI, it has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges there under) of federal, state, local, and foreign governments (and all agencies thereof) applicable to it, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

         (e) Litigation. ORI is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) a party or, to the knowledge of any of directors and officers (and employees with responsibility for litigation matters) of ORI, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the directors and officers (and employees with responsibility for litigation matters) of ORI has any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against ORI or that there is any basis for the foregoing.

         4. Entire Agreement; Amendments and Waivers. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed only by written instrument signed by the parties hereto.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah.

         6. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         7. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by ORI or MOLI (by operation of law or otherwise) without the prior written consent of the other party hereto, and any attempted assignment without the required consent shall be void.

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(1) As defined in the Agreement.

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         8.  Counterparts.  This  Agreement  may be  executed  in any  number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS  WHEREOF,  the parties hereto have executed,  or have caused
this  Indemnity  Agreement  to  be  executed  by  their  respective   authorized
representatives, as of the date first written above.

OAKRIDGE RESOURCES, INC.                MOUNTAIN OIL, INC.



By:  /s/ Joseph Ollivier                By: /s/ Joseph Ollivier
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       Joseph Ollivier, President       Joseph Ollivier, President



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